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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 2, 2001

                                VECTOR GROUP LTD.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               1-5759                                        65-0949535
  (I.R.S. Employer Identification No.)                (Commission File Number)

100 S.E. SECOND STREET, MIAMI, FLORIDA                               33131
(Address of principal executive offices)                           (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)










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ITEM 5. OTHER EVENTS.

         On July 2, 2001, Vector Group Ltd. issued a press release announcing that its Board of Directors approved the acquisition by High River Limited Partnership and its affiliates of beneficial ownership of up to an additional 1,500,000 shares of the Company's common stock without High River being treated as an interested stockholder for the purposes of Section 203 of the Delaware General Corporation Law, which governs business combinations with interested stockholders. The acquisitions of additional shares may be made either through the purchase of shares of common stock in the open market or through the purchase of the Company's 6 1/4% Convertible Subordinated Notes due 2008. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1                    Press Release issued July 2, 2001


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VECTOR GROUP LTD.

                                          By: /s/ RICHARD J. LAMPEN
                                              ----------------------------
                                              Richard J. Lampen
                                              Executive Vice President

Date:  July 2, 2001



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